Exhibit 10.2

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated March 25, 2021, is entered into by and between ROANOKE GAS COMPANY, a Virginia corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated March 31, 2016, as amended from time to time ("Credit Agreement").

WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

1.         Section 1.1. (a) is hereby amended (a) by deleting "March 31, 2022" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "March 31, 2023," and (b) by deleting "Twenty-Eight Million Dollars ($28,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "Forty Million Dollars ($40,000,000.00)." Any promissory note delivered in connection with this Amendment shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement.

2.         The effective date of this Amendment shall be the date that all of the following conditions set forth in this Section have been satisfied, as determined by Bank and evidenced by Bank’s system of record. Notwithstanding the occurrence of the effective date of this Amendment, Bank shall not be obligated to extend credit under this Amendment or any other Loan Document until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction.

(a)         Approval of Bank Counsel. All legal matters incidental to the effectiveness of this Amendment shall be satisfactory to Bank's counsel.

(b)         Documentation. Bank shall have received, in form and substance satisfactory to Bank, each of the following, duly executed by all parties:

(i)	This Amendment and each promissory note or other instrument or document required hereby.
(ii)	Such other documents as Bank may require under any other Section of this Amendment.

(c)         Regulatory and Compliance Requirements. All regulatory and compliance requirements, standards and processes shall be completed to the satisfaction of Bank.

3.         Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

4.         Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be effective as of the effective date set forth above.

WELLS FARGO BANK,
ROANOKE GAS COMPANY	NATIONAL ASSOCIATION
By: /s/ Paul W. Nester	By: /s/ Matthew S. Churchill
PAUL W. NESTER,	MATTHEW S. CHURCHILL,
PRESIDENT, CHIEF EXECUTIVE	SENIOR VICE PRESIDENT
OFFICER

By: /s/ Randall P. Burton
RANDALL P. BURTON II,
CHIEF FINANCIAL OFFICER,
TREASURER, SECRETARY

GUARANTOR'S CONSENT AND REAFFIRMATION

The undersigned guarantor of all indebtedness of ROANOKE GAS COMPANY to WELLS FARGO BANK, NATIONAL ASSOCIATION hereby: (i) consents to the foregoing Amendment; (ii) reaffirms its obligations under its Continuing Guaranty; (iii) reaffirms its waivers of each and every one of the defenses to such obligations as set forth in its Continuing Guaranty; and (iv) reaffirms that its obligations under its Continuing Guaranty are separate and distinct from the obligations of any other party under said Amendment and the other Loan Documents described therein.

GUARANTOR:

ROANOKE GAS COMPANY
By: /s/ Paul W. Nester
PAUL W. NESTER,
PRESIDENT, CHIEF EXECUTIVE
OFFICER

By: /s/ Randall P. Burton
RANDALL P. BURTON II,
CHIEF FINANCIAL OFFICER,
TREASURER, SECRETARY